UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 20, 2006
Date of Report (Date of earliest event reported)
VALEANT PHARMACEUTICALS INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California
92626

(Address of principal executive offices)
( Zip Code)
(714) 545-0100

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
SIGNATURES

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) As previously announced, Valeant Pharmaceuticals International (the “Company”) received a request from the Securities and Exchange Commission (the “SEC”) for data on its stock option granting practices since January 1, 2000 as part of an informal inquiry. The Company initiated a review of its option grants and continues to cooperate with the SEC inquiry. This review, which covers option grants by the Company since its initial public offering in 1982, is being conducted under the direction of a special committee of independent directors of the Board of Directors with the assistance of outside legal counsel. The special committee has not completed its work on the review nor reached final conclusions.
     On October 20, 2006, after receiving from the special committee a report on certain preliminary results of its review, the Board of Directors concluded that as a result of errors in the Company’s accounting for stock options, financial statements for certain prior periods will need to be restated. The special committee reported that it has determined, with respect to broad-based grants in 1997 and subsequent years, the Company should have used different measurement dates for the purpose of computing compensation expense for those stock option grants in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” While the special committee has not yet reached a definitive conclusion as to the causes of these errors, new accounting measurement dates are being applied to the affected option grants, and the Company expects to recognize material additional non-cash, stock-based compensation expense for the affected periods. Because the special committee has not completed its review, the Company has not yet determined the magnitude of the restatement or what periods beyond those specified above will ultimately be affected, but based upon the review of these grants, the Board of Directors, upon recommendation of the Finance and Audit Committee, determined that the Company’s annual and interim financial statements, earnings press releases and similar communications previously issued by the Company for and after 1997 should no longer be relied upon.
     The Company intends to file its restated financial statements as soon as practicable after the completion of the special committee’s review and an audit of such restated financial statements. Any additional non-cash, stock-based compensation expense recorded for the periods in question will have the effect of decreasing income from operations, net income, and net income per share (basic and diluted) in periods in which the Company reported a profit and increasing loss from operations, net loss, and net loss per share in periods in which the Company reported a loss. There may be other impacts on the financial statements of the Company and there may be income tax consequences to the Company arising from the restatement, including the reversal of certain tax benefits. The Company believes that the additional non-cash stock-based compensation expense and any income tax consequences will not affect the Company’s current cash position or previously reported revenues.
     Because the special committee’s review and additional reviews by management have not been completed, it is possible that additional issues may be identified.
     The chairman of the Finance and Audit Committee has discussed the matters described in this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 7.01 Regulation FD Disclosure.
     The Company notes that the majority of errors in accounting for options identified to date by the special committee pertains to options granted prior to the change in the Company’s Board of Directors and management in June 2002. Additional errors were found in accounting for certain options granted to employees since the board and management change, but none of the errors related to options granted to the current Chief Executive Officer or Chief Financial Officer.
Item 8.01 Other Events.
     Until the special committee has completed its review of the Company’s option grant practices and an audit of restated periods is completed, the Company will be unable to file with the Securities and Exchange Commission regular periodic reports relating to its operating results and financial condition. At this time, the Company expects that it will not file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 by the due date. The Company cannot predict when it will complete the restatement of its previously issued financial statements or be able to file its Form 10-Q for the quarter ended September 30, 2006. The failure of the Company to remain current in its periodic reporting obligations could have material adverse consequences for the Company. These adverse consequences could include compliance issues under the information reporting requirements of the Company’s outstanding convertible and high-yield notes, which if not timely cured could result in the acceleration of the outstanding amounts due under those notes.
Forward-Looking Statements
     This Current Report contains forward-looking statements, including, but not limited to, statements regarding preliminary results of the Company’s review of options practices and related charges, expenses and other items based on the Company’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to identification of additional accounting errors or corrections, and/or additional recommendations of the special committee, and other risks detailed from time to time in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2005. The Company cautions the reader that these factors, as well as other factors described in its SEC filings, are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect actual outcomes.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: October 23, 2006	/s/ Bary G. Bailey
	Name:	Bary G. Bailey
	Title:	Executive Vice President, Chief Financial Officer